Exhibit 32.1

CERTIFICATION PURSUANT

TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Callaway Golf Company, a Delaware corporation (the “Company”), does hereby certify with respect to the Annual Report of the Company on Form 10-K for the year ended December 31, 2011, as filed with the Securities and Exchange Commission (the “10-K Report”), that:

(1) the 10-K Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the 10-K Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

The undersigned have executed this Certification effective as of March 2, 2012.

/S/ ANTHONY S. THORNLEY
Anthony S. Thornley President and Chief Executive Officer

/S/ BRADLEY J. HOLIDAY
Bradley J. Holiday Senior Executive Vice President and Chief Financial Officer